EFFECTIVE AUGUST 23RD, 2004
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2004
ROYAL GOLD, INC.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)
Delaware	0-5664	84-0835164
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 303-573-1660

___________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pierre Gousseland of Greenwich, Connecticut, a member of the board of directors of Royal Gold, Inc., passed away on Monday, December 13, 2004, following an illness. Mr. Gousseland served on Royal Gold's board since 1992 and was a member of the Compensation, Nominating and Governance Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

By:	/s/ Karen Gross
Name:	Karen Gross
Title:	Vice President & Corporate Secretary

Dated: December 14, 2004

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